Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2016 RESULTS

•	Continued progress in stabilizing revenue and setting the company up for a return to revenue growth and profitability in 2016;

•	Realigned 2 of Real's 3 main operating divisions - Mobile Services and Consumer Media;

•	Signed up Vodafone as our first European Carrier integrating RealTimes® into its offerings;

•	Strengthened management by hiring Reza Rassool as CTO of RealNetworks, and Mike Davis as CEO of Rhapsody International; and

•	Cash and short-term investments of $86.8 million

SEATTLE - May 5, 2016 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the first quarter ended March 31, 2016.
For the first quarter of 2016, revenue was $28.2 million compared to $29.9 million in the previous quarter and $28.8 million in the first quarter of 2015, excluding revenue from the Slingo and social casino games business, which was sold during the third quarter of 2015.
"In the first quarter of 2016, we continued to make progress in turning RealNetworks around and setting the company up for growth and a return to profitability in the quarters ahead," said Rob Glaser, Chairman and CEO of RealNetworks. "First, we realigned 2 of our divisions to focus our business on the best opportunities in front of us. Second, we hired Reza Rassool as CTO and helped bring in Mike Davis as CEO of our affiliate Rhapsody. Third, we continued to make progress on stabilizing the company's revenue while continuing to manage operating expenses carefully."
Pursuant to the realignment, the company re-segmented its first quarter 2016 and historical financial statements to reflect these changes and a change in the corporate expense allocation methodology reflected in the tables presented below.
The Company's operating expenses in the first quarter of 2016 were down 16% from the same period in 2015, excluding stock compensation, restructuring charges, expenses from the Slingo and social casino games business, and the impact of a non-cash warrant from Rhapsody.
GAAP net loss for the first quarter of 2016 was $(15.2) million or $(0.42) per share, compared to $(24.5) million or $(0.68) per share in the first quarter of 2015. Adjusted EBITDA for the first quarter of 2016 was a loss of $(8.1) million, compared to $(4.2) million for the previous quarter and $(10.8) million for the first quarter of 2015, excluding the results of the Slingo and social casino games business, which was sold in August 2015. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of March 31, 2016, the company had $86.8 million in unrestricted cash, cash equivalents and short-term investments, compared to $99.1 million as of December 31, 2015.

Business Outlook

For the second quarter of 2016, RealNetworks expects total revenue in the range of $26 million to $29 million and an adjusted EBITDA loss for the second quarter in the range of $(6.0) million to $(9.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: First quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, May 26, 2016 by calling 800-678-8548 or +1-402-220-6449 (Passcode: 5516).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended March 31,

	2016	2015
	(in thousands, except per share data)

Net revenue	$28,230	$30,597
Cost of revenue	15,172	16,547
Gross profit	13,058	14,050

Operating expenses:
Research and development	9,319	12,379
Sales and marketing	9,225	12,837
General and administrative	8,077	7,283
Restructuring and other charges	385	485
Lease exit and related charges	831	78

Total operating expenses	27,837	33,062

Operating income (loss)	(14,779)	(19,012)

Other income (expenses):
Interest income, net	117	200
Gain (loss) on investments, net	3	299
Equity in net loss of Rhapsody	—	(6,180)
Other income (expense), net	(287)	443

Total other income (expense), net	(167)	(5,238)

Income (loss) before income taxes	(14,946)	(24,250)
Income tax expense (benefit)	225	219

Net income (loss)	$(15,171)	$(24,469)

Basic net income (loss) per share	$(0.42)	$(0.68)
Diluted net income (loss) per share	$(0.42)	$(0.68)

Shares used to compute basic net income (loss) per share	36,520	36,104
Shares used to compute diluted net income (loss) per share	36,520	36,104

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2016	December 31, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$40,539	$47,315
Short-term investments	46,289	51,814
Trade accounts receivable, net	23,527	22,511
Deferred costs, current portion	452	460
Prepaid expenses and other current assets	5,563	7,140
Total current assets	116,370	129,240

Equipment and software	61,330	66,702
Leasehold improvements	3,190	3,122
Total equipment, software, and leasehold improvements	64,520	69,824
Less accumulated depreciation and amortization	56,983	61,024
Net equipment, software, and leasehold improvements	7,537	8,800

Restricted cash equivalents and investments	3,100	2,890
Available for sale securities	1,910	1,721
Other assets	2,273	2,307
Deferred costs, non-current portion	660	212
Deferred tax assets, net	996	957
Other intangible assets, net	1,753	2,136
Goodwill	13,099	13,080

Total assets	$147,698	$161,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$15,368	$17,050
Accrued and other current liabilities	17,110	17,320
Deferred revenue, current portion	3,537	3,497
Total current liabilities	36,015	37,867

Deferred revenue, non-current portion	583	105
Deferred rent	579	620
Deferred tax liabilities, net	90	88
Other long-term liabilities	1,668	1,980

Total liabilities	38,935	40,660

Shareholders' equity	108,763	120,683

Total liabilities and shareholders' equity	$147,698	$161,343

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Quarters Ended March 31,

	2016	2015
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(15,171)	$(24,469)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	2,598	2,503
Stock-based compensation	3,171	1,329
Equity in net loss of Rhapsody	—	6,180
Deferred income taxes, net	(128)	(77)
Loss (gain) on investments, net	(3)	(299)
Fair value of warrants granted in 2015, net of subsequent mark to market adjustments in 2016 and 2015	44	(1,155)
Net change in certain operating assets and liabilities	(1,722)	(4,106)
Net cash provided by (used in) operating activities	(11,211)	(20,094)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(828)	(306)
Proceeds from sale of available for sale securities	—	352
Purchases of short-term investments	(17,876)	(6,018)
Proceeds from sales and maturities of short-term investments	23,401	33,077
Decrease (increase) in restricted cash equivalents and investments, net	(210)	—
Advance to Rhapsody	—	(5,000)
Net cash provided by (used in) investing activities	4,487	22,105
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	16	6
Tax payments from shares withheld upon vesting of restricted stock	(787)	(7)
Net cash provided by (used in) financing activities	(771)	(1)
Effect of exchange rate changes on cash and cash equivalents	719	(2,269)
Net increase (decrease) in cash and cash equivalents	(6,776)	(259)
Cash and cash equivalents, beginning of period	47,315	103,253
Cash and cash equivalents, end of period	$40,539	$102,994

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2016	2015
	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$5,726	$6,848	$6,495	$7,281	$7,989
Mobile Services (B)	16,465	16,369	16,484	18,578	14,504
Games (C)	6,039	6,705	7,844	8,095	8,104
Total net revenue	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Product
Consumer Media
- License (D)	$3,104	$3,967	$3,628	$4,208	$4,672
- Subscriptions (E)	1,975	2,054	2,147	2,372	2,384
- Media Properties (F)	647	827	720	701	933

Mobile Services
- SaaS (G)	16,220	16,157	16,217	18,218	13,322
- Technology License & Other (H)	245	212	267	360	1,182

Games
- License (I)	2,761	3,268	4,128	3,943	3,835
- Subscriptions (J)	3,029	3,126	3,231	3,373	3,570
- Media Properties (K)	249	311	485	779	699

Total net revenue	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Geography
United States	$10,383	$10,781	$11,460	$12,303	$12,349
Rest of world	17,847	19,141	19,363	21,651	18,248
Total net revenue	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2016	2015
	Q1	Q4	Q1
	(in thousands)
Consumer Media

Net revenue	$5,726	$6,848	$7,989
Cost of revenue	2,417	3,084	3,464
Gross profit	3,309	3,764	4,525

Gross margin	58%	55%	57%

Operating expenses	5,376	6,644	6,594
Operating income (loss)	$(2,067)	$(2,880)	$(2,069)

Adjusted EBITDA	$(764)	$(1,842)	$(1,558)

Mobile Services

Net revenue	$16,465	$16,369	$14,504
Cost of revenue	10,917	11,032	10,308
Gross profit	5,548	5,337	4,196

Gross margin	34%	33%	29%

Operating expenses	9,794	9,158	11,961
Operating income (loss)	$(4,246)	$(3,821)	$(7,765)

Adjusted EBITDA	$(3,516)	$(2,958)	$(6,793)

Games

Net revenue	$6,039	$6,705	$8,104
Cost of revenue	1,845	1,698	2,794
Gross profit	4,194	5,007	5,310

Gross margin	69%	75%	66%

Operating expenses	5,295	5,253	8,683
Operating income (loss)	$(1,101)	$(246)	$(3,373)

Adjusted EBITDA	$(897)	$(25)	$(2,783)

Corporate

Cost of revenue	$(7)	$14	$(19)
Gross profit	7	(14)	19

Gross margin	N/A	N/A	N/A

Operating expenses	7,372	545	5,824
Operating income (loss)	$(7,365)	$(559)	$(5,805)

Adjusted EBITDA	$(2,904)	$601	$(3,040)

Total

Net revenue	$28,230	$29,922	$30,597
Cost of revenue	15,172	15,828	16,547
Gross profit	13,058	14,094	14,050

Gross margin	46%	47%	46%

Operating expenses	27,837	21,600	33,062
Operating income (loss)	$(14,779)	$(7,506)	$(19,012)

Adjusted EBITDA	$(8,081)	$(4,224)	$(14,174)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2016	2015
	Q1	Q4	Q1
	(in thousands)
Consumer Media

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,067)	$(2,880)	$(2,069)
Depreciation and amortization	1,303	1,038	511
Adjusted EBITDA	$(764)	$(1,842)	$(1,558)

Mobile Services

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(4,246)	$(3,821)	$(7,765)
Acquisitions related intangible asset amortization	308	379	392
Depreciation and amortization	422	484	580
Adjusted EBITDA	$(3,516)	$(2,958)	$(6,793)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,101)	$(246)	$(3,373)
Acquisitions related intangible asset amortization	25	24	293
Depreciation and amortization	179	197	297
Adjusted EBITDA	$(897)	$(25)	$(2,783)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(7,365)	$(559)	$(5,805)
Other income (expense), net	(287)	(122)	443
Depreciation and amortization	361	336	430
Restructuring and other charges	385	(284)	485
Stock-based compensation	3,171	937	1,329
Lease exit and related charges	831	293	78
Adjusted EBITDA	$(2,904)	$601	$(3,040)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(14,779)	$(7,506)	$(19,012)
Other income (expense), net	(287)	(122)	443
Acquisitions related intangible asset amortization	333	403	685
Depreciation and amortization	2,265	2,055	1,818
Restructuring and other charges	385	(284)	485
Stock-based compensation	3,171	937	1,329
Lease exit and related charges	831	293	78
Adjusted EBITDA	$(8,081)	$(4,224)	$(14,174)